UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 26, 2019

Mesa Air Group, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-38626	85-0302351
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

410 North 44th Street, Suite 700		85008
Phoenix, Arizona		(Zip Code)
(Address of principal executive offices)

(602) 685-4000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange of Which Registered
Common Stock, no par value	MESA	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 4.01. Changes in Registrant’s Certifying Accountant.

On December 26, 2019, Mesa Air Group, Inc. (the “Company”), upon the approval of the Audit Committee (the “Committee”) of the Board of Directors of the Company, notified Deloitte & Touche, LLP (“Deloitte”), the Company’s current independent registered public accounting firm, that it would be dismissed from that position effective upon the completion of Deloitte’s audits of the Company’s consolidated financial statements for the fiscal year ending September 30, 2019, and the issuance of their report thereon. The decision to dismiss Deloitte was made as part of a competitive bidding process to determine the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2020.

The audit reports of Deloitte on the Company’s consolidated financial statements as of and for the years ended September 30, 2019 and 2018 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Company’s two most recent fiscal years ended September 30, 2019 and 2018, there were no (1) disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreements in connection with its reports; and (2) events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.

The Company provided Deloitte with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and requested that Deloitte furnish the Company with a letter addressed to the SEC stating whether or not Deloitte agrees with the above statements. The letter from Deloitte is filed with this Current Report on Form 8-K as exhibit 16.1.

On December 26, 2019 the Committee appointed Ernst & Young LLP (“EY”) as the Company's independent registered public accounting firm for the Company's fiscal year ending September 30, 2020.

During the Company’s two most recent fiscal years ended September, 2019 and 2018, neither the Company nor anyone acting on its behalf consulted with EY regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that EY concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Item 9.01   Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is furnished herewith.

Exhibit Number	Description

16.1	Letter from Deloitte & Touche LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 30, 2019	MESA AIR GROUP, INC.

	By:	/s/ Brian S. Gillman
	Name:	Brian S. Gillman
	Title:	Executive Vice President and General Counsel